Exhibit 99.1

PMC-Sierra Reports Fourth Quarter and Full Year 2011 Results

PMC-Sierra Investor Relations Web site: http://investor.pmc-sierra.com

Q4 and Full Year 2011 earnings announcement call live on Web site at 1:30 p.m. PT

Conference call replay number 1 (888) 843-7419; passcode 31547405#

Replay available shortly after end of conference call through February 20, 2012

SUNNYVALE, Calif.--(BUSINESS WIRE)--February 6, 2012--PMC-Sierra, Inc. (Nasdaq:PMCS), or PMC, the semiconductor innovator transforming storage, optical and mobile networks, today reported results for the fourth quarter and full year ended December 31, 2011.

Net revenues in the fourth quarter of 2011 were $152.6 million, a sequential decrease of 12% compared to $173.3 million in the third quarter of 2011, and 4% lower than net revenues of $159.3 million in the fourth quarter of 2010.

GAAP net income in the fourth quarter of 2011 was $28.4 million, or $0.12 per diluted share, compared to GAAP net income in the third quarter of 2011 of $47.3 million, or $0.20 per diluted share. Non-GAAP net income in the fourth quarter of 2011 was $29.1 million, or $0.13 per diluted share, compared to non-GAAP net income of $42.1 million, or $0.18 per diluted share, in the third quarter of 2011.

Net income on a non-GAAP basis in the fourth quarter of 2011 excludes the following items: (i) $6.7 million stock-based compensation expense; (ii) $0.6 million acquisition-related costs; (iii) $0.6 million recovery of lease exit costs; (iv) $11.1 million amortization of purchased intangible assets; (v) $1.4 million foreign exchange loss on foreign tax liabilities; (vi) $0.9 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; (vii) $0.5 million recovery of impairment on investment securities and other, and (viii) $18.9 million net recovery of income taxes.

For the full year ended December 31, 2011, net revenues were $654.3 million compared to $635.1 million for the year ended December 26, 2010, an increase of 3% year over year. GAAP operating income in 2011 was $52.8 million compared to GAAP operating income of $108.6 million reported in the year ended December 26, 2010. Non-GAAP operating income in 2011 was $142.7 million compared to non-GAAP operating income of $173.7 million in the prior year. GAAP net income in 2011 was $84.7 million, or $0.36 per diluted share, compared to GAAP net income of $83.2 million, or $0.35 per diluted share, for the prior year. Non-GAAP net income in 2011 was $142.0 million or $0.60 per diluted share, compared to non-GAAP net income of $168.6 million or $0.72 per diluted share, in the year ended December 26, 2010.

“Our annual net revenues grew 3% in a roughly flat year for the semiconductor industry,” said Greg Lang, president and chief executive officer of PMC. “While difficult conditions impact our near-term outlook, we see good signs of recovery in 2012, including a strong increase in bookings. PMC is well positioned to deliver the infrastructure required to support high traffic growth on storage, optical and mobile networks.”

For a full reconciliation of each non-GAAP item used herein to the most directly comparable GAAP financial measure, please refer to the schedules included with this release. The Company believes the additional non-GAAP measures are useful to investors for the purpose of financial analysis. Management uses the non-GAAP measures internally to evaluate its in-period operating performance before gains, losses and other charges that are considered by management to be outside of the Company’s core operating results. In addition, the measures are used to plan for the Company’s future periods. However, non-GAAP measures are neither stated in accordance with, nor are they a substitute for, GAAP measures.

FOURTH QUARTER AND RECENT HIGHLIGHTS

The Company announced the following in the fourth quarter of 2011:

  PMC’s board of directors authorized another $40 million to repurchase the Company’s shares for fiscal year 2012. In 2011, for the first time ever, the Company authorized a share repurchase plan, repurchasing and retiring 6.1 million shares during the year for a total cost of $40 million, the full authorized amount.
  Delivering record-setting performance and scalability to enable a new generation of scalable tiered storage for corporate and cloud data centers, PMC announced the availability of 12Gb/s SAS protocol controllers, RAID-on-Chip (RoC) controllers and expanders. PMC’s 12Gb/s SAS controllers provide well over two million I/Os per second, double the performance of competing 12Gb/s SAS controller solutions, to release the full potential of SSDs. With the addition of the industry’s highest port count expanders, PMC’s 12Gb/s solution provides 40 percent more ports and can support double the number of drives.
  Addressing carriers’ needs to drive mass deployment of OTN switching in their networks, PMC’s HyPHY OTN processors are the industry’s first to provide full architectural support of the Optical Internetworking Forum (OIF)’s new OTN-over-Packet-Fabric Protocol Implementation Agreement. The OIF initiative aims to help the industry develop an ecosystem for interoperable OTN switching at the silicon and optical equipment levels.
  Supporting interoperability and cost-effective network expansion for high-speed broadband service delivery, PMC’s GPON products are certified by the new Broadband Forum GPON ONU Certification Program.

Fourth Quarter and Full Year 2011 Conference Call

Management will review the fourth quarter and full year 2011 results and share its outlook for the first quarter of 2012 during a conference call at 1:30 p.m. Pacific Time/4:30 p.m. Eastern Time on February 6, 2012. The conference call webcast will be accessible under the Financial Events and Calendar section at http://investor.pmc-sierra.com. To listen to the conference call live by telephone, dial 1 (888) 771-4371 (US Toll Free) or 1 (847) 585-4405 (International) with passcode 31547405, approximately ten minutes before the start time. A telephone playback will be available after the completion of the call and can be accessed at 1 (888) 843-7419 using the access code 31547405#. A replay of the webcast will be available for 10 business days.

Safe Harbor Statement

This release contains forward-looking statements that involve risks and uncertainties. The Company’s SEC filings describe the risks associated with the Company’s business, including PMC’s limited revenue visibility due to variable customer demands, market segment growth or decline, orders with short delivery lead times, customer concentration, changes in inventory, and other items such as foreign exchange rates and volatility in global financial markets.

About PMC

PMC (Nasdaq:PMCS) is the semiconductor innovator transforming networks that connect, move and store digital content. Building on a track record of technology leadership, the Company is driving innovation across storage, optical and mobile networks. PMC’s highly integrated solutions increase performance and enable next-generation services to accelerate the network transformation. For more information, visit www.pmc-sierra.com.

© Copyright PMC-Sierra, Inc. 2012. All rights reserved. PMC, PMC-SIERRA, and “Enabling connectivity. Empowering people.” are registered trademarks of PMC-Sierra, Inc. in the United States and other countries, PMCS is a trademark of PMC-Sierra, Inc. Other product and company names mentioned herein may be trademarks of their respective owners.

PMC-Sierra, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except for per share amounts)
(unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,	October 2,	December 26,	December 31,	December 26,
	2011	2011	2010	2011	2010

Net revenues	$152,553	$173,299	$159,252	$654,304	$635,082
Cost of revenues	47,166	52,640	51,636	211,630	204,518
Gross profit	105,387	120,659	107,616	442,674	430,564

Other costs and expenses:
Research and development	56,517	59,669	51,574	227,106	187,467
Selling, general and administrative	27,045	29,981	30,969	118,601	104,117
Amortization of purchased intangible assets	11,099	11,031	7,396	44,182	29,932
Restructuring costs and other charges	-	-	81	-	403
Income from operations	10,726	19,978	17,596	52,785	108,645

Other (expense) income:
Revaluation of liability on contingent consideration	-	29,376	-	29,376	-
Gain on investment securities and other	113	222	281	672	202
Amortization of debt issue costs	(50)	(50)	(50)	(200)	(200)
Foreign exchange (loss) gain	(1,194)	3,635	(738)	344	(2,360)
Interest expense, net	(295)	(477)	(1,170)	(2,267)	(1,248)
Recovery of impairment on investment securities	173	-	3,776	173	3,776
Gain on investment in Wintegra, Inc.	-	-	4,509	-	4,509
Income before recovery of (provision for) income taxes	9,473	52,684	24,204	80,883	113,324
Recovery of (provision for) income taxes	18,892	(5,428)	(13,290)	3,816	(30,162)
Net income	$28,365	$47,256	$10,914	$84,699	$83,162

Net income per common share - basic	$0.12	$0.20	$0.05	$0.36	$0.36
Net income per common share - diluted	$0.12	$0.20	$0.05	$0.36	$0.35

Shares used in per share calculation - basic	231,199	232,590	232,942	233,210	231,427
Shares used in per share calculation - diluted	232,028	233,647	236,277	235,184	234,787

As a supplement to the Company's condensed consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), the Company provides additional non-GAAP measures for cost of revenues, gross profit, gross profit percentage, research and development expense, selling, general and administrative expense, amortization of purchased intangible assets, restructuring costs and other charges, other income (expense), provision for (recovery of) income taxes, operating expenses, operating income, operating margin percentage, net income, and basic and diluted net income per share.

A non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The Company believes that the additional non-GAAP measures are useful to investors for the purpose of financial analysis. Management uses these measures internally to evaluate the Company's in-period operating performance before gains, losses and other charges that are considered by management to be outside of the Company's core operating results. In addition, the measures are used for planning and forecasting of the Company's future periods. However, non-GAAP measures are not in accordance with, nor are they a substitute for, GAAP measures. Other companies may use different non-GAAP measures and presentation of results.

PMC-Sierra, Inc.
Adjustments to GAAP Cost of Revenues, Gross Profit, Gross Profit Percentage, Research and Development Expense,
Selling, General and Administrative Expense, Amortization of Purchased Intangible Assets, Restructuring Costs and Other Charges,
Other Income (Expense), Provision for (Recovery of) Income Taxes, Operating Expenses, Operating Income,
Operating Margin Percentage, Net Income, and Basic and Diluted Net Income Per Share
(in thousands, except for per share amounts)
(unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,	October 2,	December 26,	December 31,	December 26,
	2011 (1)	2011 (2)	2010 (3)	2011 (4)	2010 (5)

GAAP cost of revenues	$47,166	$52,640	$51,636	$211,630	$204,518
Stock-based compensation	(242)	(220)	(218)	(945)	(827)
Acquisition-related costs	-	(23)	(855)	(9,128)	(1,000)
Non-GAAP cost of revenues	$46,924	$52,397	$50,563	$201,557	$202,691

GAAP gross profit	$105,387	$120,659	$107,616	$442,674	$430,564
Stock-based compensation	242	220	218	945	827
Acquisition-related costs	-	23	855	9,128	1,000
Non-GAAP gross profit	$105,629	$120,902	$108,689	$452,747	$432,391

Non-GAAP gross profit %	69%	70%	68%	69%	68%

GAAP research and development expense	$56,517	$59,669	$51,574	$227,106	$187,467
Stock-based compensation	(2,983)	(3,041)	(2,340)	(11,648)	(8,968)
Acquisition-related costs	175	(90)	(2)	(203)	(2)
Asset impairment	-	(3,029)	-	(3,029)	(4,882)
Non-GAAP research and development expense	$53,709	$53,509	$49,232	$212,226	$173,615

GAAP selling, general and administrative expense	$27,045	$29,981	$30,969	$118,601	$104,117
Stock-based compensation	(3,500)	(3,708)	(3,062)	(14,462)	(12,140)
Acquisition-related costs	(810)	(525)	(4,696)	(3,545)	(6,922)
Lease exit recovery (cost)	626	-	-	(2,766)	-
Non-GAAP selling, general and administrative expense	$23,361	$25,748	$23,211	$97,828	$85,055

GAAP amortization of purchased intangible assets	$11,099	$11,031	$7,396	$44,182	$29,932
Amortization of purchased intangible assets	(11,099)	(11,031)	(7,396)	(44,182)	(29,932)
Non-GAAP amortization of purchased intangible assets	$-	$-	$-	$-	$-

GAAP restructuring costs and other charges	$-	$-	$81	$-	$403
Restructuring costs and other charges	-	-	(81)	-	(403)
Non-GAAP restructuring costs and other charges	$-	$-	$-	$-	$-

GAAP other (expense) income	$(1,253)	$32,706	$6,608	$28,098	$4,679
Revaluation of liability on contingent consideration	-	(29,376)	-	(29,376)	-
Foreign exchange loss (gain) on foreign tax liabilities	1,430	(3,226)	510	(583)	1,769
Accretion of debt discount related to senior convertible notes	906	888	837	3,518	3,249
Accretion of liability for contingent consideration	-	372	-	1,182	-
Interest expense related to short-term loan	-	-	1,149	258	1,149
Recovery of impairment on investment securities and other	(533)	-	(3,776)	(533)	(3,776)
Gain on investment in Wintegra, Inc.	-	-	(4,509)	-	(4,509)
Non-GAAP other income	$550	$1,364	$819	$2,564	$2,561

GAAP (recovery of) provision for income taxes	$(18,892)	$5,428	$13,290	$(3,816)	$30,162
Recovery of (provision for) income taxes	18,889	(4,550)	(10,803)	7,092	(22,448)
Non-GAAP (recovery of) provision for income taxes	$(3)	$878	$2,487	$3,276	$7,714

	Three Months Ended			Twelve Months Ended
	December 31,	October 2,	December 26,	December 31,	December 26,
	2011 (1)	2011 (2)	2010 (3)	2011 (4)	2010 (5)

GAAP operating expenses	$94,661	$100,681	$90,020	$389,889	$321,919
Stock-based compensation	(6,483)	(6,749)	(5,402)	(26,110)	(21,108)
Acquisition-related costs	(635)	(615)	(4,698)	(3,748)	(6,924)
Asset impairment	-	(3,029)	-	(3,029)	(4,882)
Lease exit recovery (cost)	626	-	-	(2,766)	-
Amortization of purchased intangible assets	(11,099)	(11,031)	(7,396)	(44,182)	(29,932)
Restructuring costs and other charges	-	-	(81)	-	(403)
Non-GAAP operating expenses	$77,070	$79,257	$72,443	$310,054	$258,670

GAAP operating income	$10,726	$19,978	$17,596	$52,785	$108,645
Stock-based compensation	6,725	6,969	5,620	27,055	21,935
Acquisition-related costs	635	638	5,553	12,876	7,924
Asset impairment	-	3,029	-	3,029	4,882
Lease exit (recovery) cost	(626)	-	-	2,766	-
Amortization of purchased intangible assets	11,099	11,031	7,396	44,182	29,932
Restructuring costs and other charges	-	-	81	-	403
Non-GAAP operating income	$28,559	$41,645	$36,246	$142,693	$173,721

Non-GAAP operating margin %	19%	24%	23%	22%	27%

GAAP net income	$28,365	$47,256	$10,914	$84,699	$83,162
Stock-based compensation	6,725	6,969	5,620	27,055	21,935
Acquisition-related costs	635	638	5,553	12,876	7,924
Asset impairment	-	3,029	-	3,029	4,882
Lease exit (recovery) cost	(626)	-	-	2,766	-
Amortization of purchased intangible assets	11,099	11,031	7,396	44,182	29,932
Restructuring costs and other charges	-	-	81	-	403
Revaluation of liability on contingent consideration	-	(29,376)	-	(29,376)	-
Foreign exchange loss (gain) on foreign tax liabilities	1,430	(3,226)	510	(583)	1,769
Accretion of debt discount related to senior convertible notes	906	888	837	3,518	3,249
Accretion of liability for contingent consideration	-	372	-	1,182	-
Interest expense related to short-term loan	-	-	1,149	258	1,149
Recovery of impairment on investment securities and other	(533)	-	(3,776)	(533)	(3,776)
Gain on investment in Wintegra, Inc.	-	-	(4,509)	-	(4,509)
(Recovery of) provision for income taxes	(18,889)	4,550	10,803	(7,092)	22,448
Non-GAAP net income	$29,112	$42,131	$34,578	$141,981	$168,568

Non-GAAP net income per share - basic	$0.13	$0.18	$0.15	$0.61	$0.73
Non-GAAP net income per share - diluted	$0.13	$0.18	$0.15	$0.60	$0.72

Shares used to calculate non-GAAP net income per share - basic	231,199	232,590	232,942	233,210	231,427
Shares used to calculate non-GAAP net income per share - diluted	232,028	233,647	236,277	235,184	234,787

(1) $6.7 million stock-based compensation expense; $0.6 million acquisition-related costs; $0.6 million recovery of lease exit costs; $11.1 million amortization of purchased intangible assets; $1.4 million foreign exchange loss on foreign tax liabilities; $0.9 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; $0.5 million recovery of impairment on investment securities and other; and $18.9 million recovery of income taxes which includes $10.2 million income tax recovery for adjustments relating to prior periods, $2.5 million reduction of stock option related loss carry-forwards recognized in equity, $1.8 million recovery of arrears interest relating to unrecognized tax benefits, $1 million income tax recovery related to foreign tax credits, $0.6 million net tax recovery relating to foreign exchange translation of a foreign subsidiary, $0.4 million income tax recovery relating to intercompany transactions, and $2.4 million deferred tax recovery related to non-deductible intangible asset amortization.

(2) $7.0 million stock-based compensation expense; $0.6 million acquisition-related costs; $3.0 million asset impairment; $11.0 million amortization of purchased intangible assets; $29.4 million revaluation of liability on contingent consideration; $3.2 million foreign exchange gain on foreign tax liabilities; $0.9 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; $0.4 million accretion of liability for contingent consideration; and $4.6 million provision for income taxes which includes $1.6 million income tax provision relating to inter-company transactions, $0.8 million net tax expense relating to foreign exchange translation of a foreign subsidiary, $1.9 million of stock option related loss carry-forwards recognized in equity, $0.4 million arrears interest relating to unrecognized tax benefits, $0.2 million income tax recovery for adjustments relating to prior periods, and $0.1 million income tax provision related to stock-based compensation.

(3) $5.6 million stock-based compensation expense; $5.6 million acquisition-related costs; $7.4 million amortization of purchased intangible assets; $0.1 million restructuring costs; $0.5 million foreign exchange loss on foreign tax liabilities; $0.8 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; $1.1 million interest expense related to short-term loan; $3.8 million recovery of impairment on investment securities; $4.5 million gain on investment in Wintegra, Inc., and $10.8 million income tax provision which includes $5.4 million of stock option related loss carry-forwards recognized in equity, $2.9 million income tax provision for adjustments relating to prior periods, $1.9 million income tax provision relating to inter-company transactions, $1.6 million net tax recovery relating to foreign exchange translation of a foreign subsidiary, and $2.2 million arrears interest relating to unrecognized tax benefits.

(4) $27.1 million stock-based compensation expense; $12.9 million acquisition-related costs; $3.0 million asset impairment; $2.8 million lease exit costs; $44.2 million amortization of purchased intangible assets; $29.4 million revaluation of liability on contingent consideration; $0.6 million foreign exchange gain on foreign tax liabilities; $3.5 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; $1.2 million accretion of liability for contingent consideration; $0.3 million interest related to short-term loan; $0.5 million recovery of impairment on investment securities and other; and $7.1 million recovery of income taxes which includes $9.9 million income tax recovery for adjustments relating to prior periods, $6.5 million income tax provision relating to inter-company transactions, $1 million income tax recovery related to foreign tax credits, $0.6 million of stock option related loss carry-forwards recognized in equity, $0.5 million net tax recovery related to foreign exchange translation of a foreign subsidiary, $0.2 million recovery of arrears interest relating to unrecognized tax benefits, $0.2 million income tax recovery related to stock-based compensation, and $2.4 million deferred tax recovery related to non-deductible intangible asset amortization.

(5) $21.9 million stock-based compensation expense; $7.9 million acquisition-related costs; $4.9 million asset impairment; $29.9 million amortization of purchased intangible assets; $0.4 million restructuring costs; $1.8 million foreign exchange loss on foreign tax liabilities; $3.2 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; $1.1 million interest expense related to short-term loan; $3.8 million recovery of impairment on investment securities and other; $4.5 million gain on investment in Wintegra, Inc.; and $22.4 million income tax provision which includes $13.4 million of stock option related loss carry-forwards recognized in equity, $4.8 million income tax provision relating to inter-company transactions, $5.5 million income tax provision for adjustments relating to prior periods, $4.1 million net tax recovery relating to foreign exchange translation of a foreign subsidiary, $3.7 million arrears interest relating to unrecognized tax benefits, $0.7 million deferred tax recovery related to non-deductible intangible asset amortization, and $0.2 million income tax recovery related to stock-based compensation.

PMC-Sierra, Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	December 31,	December 26,
	2011	2010
ASSETS:
Current assets:
Cash and cash equivalents	$182,571	$293,355
Short-term investments	104,391	54,801
Accounts receivable, net	59,213	69,263
Inventories, net	39,911	51,133
Prepaid expenses and other current assets	23,411	21,559
Income tax receivable	8,027	4,554
Deferred tax assets	30,725	12,162
Total current assets	448,249	506,827

Investment securities	226,619	235,369
Investments and other assets	2,431	10,687
Prepaid expenses	16,901	22,987
Property and equipment, net	25,364	18,367
Goodwill	520,899	523,712
Intangible assets, net	158,482	202,265
Deferred tax assets	494	1,187
Deposits for wafer fabrication capacity	-	5,145
	$1,399,439	$1,526,546

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
2.25% senior convertible notes due October 15, 2025, net	$65,122	$-
Short-term loan	-	180,991
Accounts payable	38,340	32,048
Accrued liabilities	66,139	76,566
Liability for unrecognized tax benefit	46,394	40,300
Deferred income taxes	2,450	2,823
Accrued restructuring costs	-	1,604
Deferred income	16,024	18,231
Total current liabilities	234,469	352,563

2.25% senior convertible notes due October 15, 2025, net	-	61,605
Liability for contingent consideration	-	28,194
Long-term obligations	1,284	8,940
Deferred income taxes	40,663	36,549
Liability for unrecognized tax benefit	17,323	17,908

PMC special shares convertible into 1,029 (2010 - 1,370) shares of common stock	1,228	1,716

Stockholders' equity:
Common stock and additional paid in capital	1,594,667	1,576,201
Accumulated other comprehensive (loss) income	(1,146)	2,072
Accumulated deficit	(489,049)	(559,202)
Total stockholders' equity	1,104,472	1,019,071
	$1,399,439	$1,526,546

PMC-Sierra, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Twelve Months Ended
	December 31,	December 26,
	2011	2010
Cash flows from operating activities:
Net income	$84,699	$83,162
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	72,544	48,147
Stock-based compensation	27,055	21,935
Unrealized foreign exchange (gain) loss, net	(43)	2,011
Net amortization of premiums/discounts and accrued interest of investments	4,520	5,484
Accrued interest on short-term loan	589	991
Gain on investment securities and other	(671)	(203)
Asset impairment	3,589	4,882
Gain on investment in Wintegra, Inc.	-	(4,509)
Recovery of impairment on investment securities	-	(3,776)
Revaluation of liability on contingent consideration	(29,376)	-

Changes in operating assets and liabilities:
Accounts receivable	10,177	(1,088)
Inventories	2,210	(4,730)
Prepaid expenses and other current assets	2,824	8,587
Accounts payable and accrued liabilities	(9,447)	10,551
Deferred income taxes and income taxes payable	(4,044)	9,040
Accrued restructuring costs	(1,609)	(2,396)
Deferred income	(2,202)	5,239
Net cash provided by operating activities	160,815	183,327

Cash flows from investing activities:
Business acquisitions, net of cash acquired $0.1 million (2010 - $17.3 million)	(1,669)	(234,035)
Purchases of property and equipment	(12,702)	(11,340)
Purchases of intangible assets	(6,116)	(5,678)
Redemption of short-term investments	-	4,574
Disposals of investment securities	159,523	222,261
Purchases of investment securities	(205,903)	(347,585)
Reclassification of short-term investments and long-term investment securities	-	90,266
Net cash used in investing activities	(66,867)	(281,537)

Cash flows from financing activities:
Proceeds from short-term loan	-	220,000
Repayment of short-term loan	(180,991)	(40,000)
Proceeds from issuance of common stock	16,764	18,595
Repurchases of common stock	(39,999)	-
Net cash (used in) provided by financing activities	(204,226)	198,595

Effect of exchange rate changes on cash and cash equivalents	(506)	129
Net (decrease) increase in cash and cash equivalents	(110,784)	100,514
Cash and cash equivalents, beginning of year	293,355	192,841
Cash and cash equivalents, end of year	$182,571	$293,355

CONTACT:
PMC-Sierra, Inc.
Mike Zellner, 1-408-988-1204
Vice President & CFO
mike_zellner@pmc-sierra.com
or
Jennifer Gianola, 1-408-239-8630
Director, Investor Relations
jennifer_gianola@pmc-sierra.com
or
Kimberly Mason, 1-604-415-6239
Sr Communications Specialist
kim_mason@pmc-sierra.com